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                               SEMI-ANNUAL REPORT
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                                 AUGUST 31, 2002
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                                   VALUE LINE

                                    NEW YORK

                                   TAX EXEMPT

                                      TRUST




                                     [LOGO]
                                   VALUE LINE
                              NO-LOAD MUTUAL FUNDS


INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust Co.
SERVICING AGENT        c/o NFDS
                       P.O. Box 219729
                       Kansas City, MO 64121-9729

INDEPENDENT            PricewaterhouseCoopers LLP
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Sound View Drive, Suite 100
                       Greenwich, CT 06830

TRUSTEES               Jean Bernhard Buttner
                       John W. Chandler
                       Frances T. Newton
                       Francis C. Oakley
                       David H. Porter
                       Paul Craig Roberts
                       Marion N. Ruth
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Charles Heebner
                       VICE PRESIDENT
                       Bradley T. Brooks
                       VICE PRESIDENT
                       David T. Henigson
                       VICE PRESIDENT AND
                       SECRETARY/TREASURER
                       Joseph Van Dyke
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER


THE FINANCIAL STATEMENTS INCLUDED HEREIN HAVE BEEN TAKEN FROM THE RECORDS OF THE TRUST WITHOUT EXAMINATION BY THE INDEPENDENT ACCOUNTANTS AND, ACCORDINGLY, THEY DO NOT EXPRESS AN OPINION THEREON.

THIS UNAUDITED REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).

                                                                         #523573

VALUE LINE NEW YORK TAX EXEMPT TRUST
                                                      TO OUR VALUE LINE NEW YORK
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TO OUR SHAREHOLDERS:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and Federal personal income taxes, without undue risk to principal(1). During the six months ended August 31, 2002, the Trust's total return was 3.94%, while the Lehman Brothers Municipal Bond Index's return was 4.17%(3). Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, has been 171.31%. This is equivalent to an average annual total return of 6.80%(2).

During the six months ended August 31, 2002 prices of fixed-income securities increased as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index(4), dropped from 5.25% on February 28, 2002 to 5.12% on August 30, 2002. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, dropped from 5.42% to 4.93%. The drop in interest rates was the result of slow economic growth, limited inflation and a weak stock market. The Federal Reserve has left the Federal Funds rate unchanged at 1.75% since December, 2001 in response to slow economic growth and low inflation.

For the eight months ended August 31, 2002, tax-exempt bonds have outperformed taxable bonds. For this time frame, the Lehman Brothers Municipal Bond Index(3) was up 7.25% compared to 6.82% for the Lehman Brothers Aggregate Bond Index(5). This superior performance was surprising despite the record-setting pace of issuance of new tax-exempt bonds. The positive returns of bonds over the past three years versus the negative returns of stocks has created an increased awareness of the importance of asset diversification and the advantages of tax-exempt income. The huge supply of tax-exempt bonds has been easily absorbed by individual and institutional investors as they reallocated assets into bonds from stocks.

Management continues to avoid securities rated below investment grade (defined as Baa or higher by Moody's Investors Service and as BBB or higher by Standard & Poor's Corporation). As of August 31, 2002, the market value of the Trust's portfolio consisted of 50% AAA, 39% AA, 1% A, and 10% Baa or BBB rated bonds. In addition, 14% of the portfolio is invested in non-callable bonds, mostly with higher coupons. Non-callable means that the issuer cannot redeem the bond prior to maturity and provides the investor with the interest income until

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(1) INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE
    SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN
    INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.
(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID.
(3) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL-RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INVESTMENT-GRADE BONDS ARE RATED BAA OR HIGHER BY MOODY'S OR BBB OR HIGHER BY STANDARD & POOR'S. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 25,000 MUNICIPAL BONDS, WHICH ARE PRICED BY MULLER DATA CORPORATION. THE RETURNS FOR THE INDEX DO NOT REFLECT CHARGES, EXPENSES, OR TAXES, AND IT IS NOT POSSIBLE TO DIRECTLY INVEST IN THIS INDEX.
(4) THE BOND BUYER'S 40-BOND INDEX IS A BENCHMARK INDEX FOR LONG-TERM TAX-EXEMPT BONDS ONLY. IT HAS AN AVERAGE MATURITY OF ABOUT 30 YEARS AND IS USED IN COMPARISON TO THE 30-YEAR TAXABLE BOND MARKET AS REPRESENTED BY THE 30-YEAR TREASURY BOND.
(5) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS REPRESENTATIVE OF THE BROAD FIXED-INCOME MARKET. IT INCLUDES GOVERNMENT, INVESTMENT-GRADE CORPORATE, AND MORTGAGE-BACKED BONDS. THE RETURNS FOR THE INDEX DO NOT REFLECT EXPENSES, WHICH ARE DEDUCTED FROM THE TRUST'S RETURNS, AND IT IS NOT POSSIBLE TO DIRECTLY INVEST IN THIS INDEX.


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2

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST
TAX EXEMPT TRUST SHAREHOLDERS
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maturity. Non-callable bonds avoid the risk of reinvesting proceeds from called bonds at lower interest rates. The portfolio's highest concentrations of investments were in the insured, housing-revenue, transportation-revenue, and hospital-revenue sectors respectively.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose benefits include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability of shares in small-dollar amounts. In addition to these features, The Value Line Tax Exempt New York Trust has the additional advantage of carrying no sales or redemption fees.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                        Sincerely,

                                        /s/ Jean Bernhard Buttner

                                        Jean Bernhard Buttner
                                        CHAIRMAN and PRESIDENT


October 7, 2002


ECONOMIC OBSERVATIONS

The economic recovery continues to chart an uneven path. After starting the year strongly, with the gross domestic product surging by 5.0% in first quarter, growth slackened in the April-to-June period, with GDP gaining just 1.3%. The upturn then stepped up a notch during the summer months, underpinned by a resilient housing sector and healthy spending levels in several other key consumer markets, including the auto industry. Now, the expansion is slowing again, with declining consumer confidence levels, a cautious employment outlook, and concerns about a war with Iraq putting pressure on consumer spending. The capital goods markets are also soft, as they have been throughout the year. The Federal Reserve, watchful for signs of a faltering rate of growth, now appears poised to reduce interest rates later this year.

All told, we now project that GDP growth for the final six months of 2002 will average a modest 3%, or so. In 2003, the likely benefits of still-lower interest rates, the expected resolution of the ongoing conflict with Iraq, and the emergence of the beleaguered capital goods sector from its extended slump should combine to produce a more inclusive business expansion, with aggregate growth moving up into the 3%-4% range.

Inflation, meantime, remains muted, thanks, in part, to continued stable labor costs. Adequate supplies of raw materials are also helping to keep the costs of production low. We caution, though, that as the U.S. economy moves further along the recovery road over the next year or two, some modest increases in pricing pressures may evolve. Absent a more vigorous business recovery than we now project, or a prolonged rise in oil prices stemming from a more extended conflict with Iraq than most are forecasting, inflation should remain on the modest side through 2003, and perhaps, beyond.


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                                                                               3

VALUE LINE NEW YORK TAX EXEMPT TRUST

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PERFORMANCE DATA:*

                                                     GROWTH OF
                                       AVERAGE       AN ASSUMED
                                       ANNUAL      INVESTMENT OF
                                    TOTAL RETURN      $10,000
                                   ------------------------------
 1 year ended 8/31/02 ..........        5.02%         $10,502
 5 years ended 8/31/02 .........        5.57%         $13,114
10 years ended 8/31/02 .........        5.93%         $17,789


* THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN INCUDES DIVIDENDS REINVESTED AND CAPITAL-GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.


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


                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

SCHEDULE OF INVESTMENTS (UNAUDITED)                              AUGUST 31, 2002
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                RATING         VALUE
-----------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (96.7%)

                NEW YORK STATE (56.0%) Dormitory Authority, Revenue:
 $1,150,000     Montefiore Medical Center, 5.25%, 8/1/19 ............................        Aaa      $ 1,226,590
    525,000     Municipal Heath Facility, Lease Revenue, Ser. 1, 5.125%, 1/15/15 ....        Aaa          558,038
  1,975,000     St. Vincent DePaul Residence, 5.30%, 7/1/18 .........................        Aa3        2,048,391
                State University Facility, Lease Revenue Bonds:
    685,000     5.50%, 7/1/15 .......................................................        AAA*         760,809
    500,000     5.375%, 7/1/22 ......................................................        AA-*         522,295
    620,000     Sisters of Charity Health Care, 4.80%, 8/1/19 .......................        Aaa          638,079
                Environmental Facilities Corp., Clean Water & Drinking Water
                 Revenue, Revolving Fund:
    760,000     Pooled Loans, Ser. B, 5.125%, 11/15/04 ..............................        Aaa          826,386
    585,000     Kenmore Village Housing Authority, Student Housing Revenue
                 Bonds, Ser. 1999A, 5.40%, 8/1/12 ...................................         AA*         642,956
                Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    315,000     Ser. 26, 5.85%, 4/1/17 ..............................................        Aaa          340,811
    750,000     Ser. 98, 5.05%, 10/1/17 .............................................        Aa1          778,860
  1,030,000     Nassau County, General Improvement, Ser. C, 5.125%, 1/1/14 ..........        Aaa        1,117,014
  1,000,000     Syracuse, Housing Authority, Mortgage Revenue,
                 Loretto Rest Home, Ser. A, 5.60%, 8/1/17 ...........................        AAA*       1,080,420
    500,000     Thruway Authority Highway and Bridge, Revenue Bonds,
                 Ser. A, 5.50%, 4/1/15 ..............................................        AAA*         556,435
  1,000,000     Thruway Authority Highway and Bridge, Service Contract
                 Revenue Bonds, 5.25%, 4/1/15 .......................................        AA-*       1,081,740
    500,000     Thruway Authority, Personal Income Tax Revenue Bonds,
                 Ser. A, 5.50%, 3/15/12 .............................................         AA*         538,430
    500,000     Urban Development Corp. Personal, Income Tax Revenue Bonds,
                 Ser. A, 5.375%, 3/15/12 ............................................         AA*         547,020
    700,000     Voorheesville, Central School District, General Obligations
                 Unlimited, 5.00%, 6/15/17 ..........................................        Aaa          739,515
    735,000     Watertown, City School District, General Obligations Unlimited,
                 5.625%, 6/15/2015 ..................................................        Aaa          817,011
  1,000,000     Yonkers, Industrial Development Agency, Civic Facilities Revenue,
                 Ser. A, 6.25%, 2/1/16 ..............................................       Baa3        1,040,380
    350,000     Yonkers, Mortgage Revenue, Michael Malotz Skilled Nursing,
                 5.45%, 2/1/29 ......................................................        Aaa          362,208
                                                                                                      -----------
                TOTAL NEW YORK STATE ................................................                  16,223,388
                                                                                                      -----------

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                                                                               5

VALUE LINE NEW YORK TAX EXEMPT TRUST

SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                RATING         VALUE
-----------------------------------------------------------------------------------------------------------------
                NEW YORK CITY (33.7%)
                General Obligation Unlimited:
 $1,000,000     Ser. A, 5.25%, 11/1/16 ..............................................        Aaa      $ 1,081,810
    400,000     Ser. D, 5.25%, 8/1/15 ...............................................        Aaa          432,036
    500,000     Health and Hospital Corp., Health System Revenue Bonds
                 Ser. A, 5.50%, 2/15/19 .............................................        Aaa          542,170
                Housing Development Multi Family Revenue Bonds:
  1,000,000     Ser. A, 5.375%, 11/1/23 .............................................        Aa2        1,018,420
    500,000     Ser. B, 5.20%, 5/1/15 ...............................................        Aa2          523,490
                Industrial Development Agency:
    250,000     Brooklyn Navy Yard, Cogen Partners, 6.20%, 10/1/22 ..................       Baa3          265,443
    500,000     Metropolitan Transportation Authority, Revenue Bonds,
                 Ser. A, 5.50%, 11/15/16 ............................................        Aaa          556,555
  1,500,000     Metropolitan Transportation Authority, Service Contract Revenue
                 Bonds, 5.75%, 1/1/18 ...............................................        AA-*       1,713,180
  1,665,000     Transit Authority Transportation Facilities Revenue,
                 5.40%, 1/1/18 ......................................................        Aaa        1,875,023
                Transitional Finance Authority, Revenue, Future Tax Secured:
    500,000      Ser. A, 5.375%, 5/1/16 .............................................        Aa2          541,915
    750,000      Ser. A, 5.375%, 2/15/18 ............................................        Aa2          802,463
    400,000     Triborough Bridge & Tunnel Authority, General Purpose Revenue
                 Bonds, Ser. A, 5.125%, 1/1/17 ......................................        Aa3          417,844
                                                                                                      -----------
                TOTAL NEW YORK CITY .................................................                   9,770,349
                                                                                                      -----------
                PUERTO RICO (3.2%)
    500,000     Industrial Tourist, Educational Medical and Environmental Control....
                 Facilities Revenue Bonds, 6.625%, 6/1/26 ...........................       Baa2          517,540
    355,000     Public Buildings Authority, Government Facilities Revenue Bonds, ....
                 Ser. C, 5.50%, 7/1/16 ..............................................         A-*         402,034
                                                                                                      -----------
                                                                                                          919,574
                                                                                                      -----------
                VIRGIN ISLANDS (3.8%)
  1,000,000     Public Finance Authority, Revenue, Gross Receipts Taxes,
                 Ser. A, 6.375%, 10/1/19 ............................................       BBB-*       1,110,580
                                                                                                      -----------
                TOTAL LONG-TERM MUNICIPAL SECURITIES
                 (COST $26,354,598) .................................................                  28,023,891
                                                                                                      ===========

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


                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

                                                                 AUGUST 31, 2002
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                  RATING         VALUE
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (3.4%)

   $500,000     New York City, General Obligations, Subser. B-3, 1.35%, 8/15/04 .....     VM16-1(1)   $   500,000
    500,000     New York City, General Obligations, Subser. B-7, 1.30%, 8/15/18 .....     VM1G-1(1)       500,000

                TOTAL SHORT-TERM MUNICIPAL SECURITIES
                 (COST $1,000,000) ..................................................                   1,000,000
                                                                                                      -----------
                TOTAL MUNICIPAL SECURITIES (100.1%)
                 (COST $27,354,598) .................................................                  29,023,891
                                                                                                      -----------
                LIABILITIES LESS CASH AND OTHER ASSETS (-0.1%) ......................                     (37,286)
                                                                                                      -----------
                NET ASSETS (100.0%) .................................................                 $28,986,605
                                                                                                      ===========
                NET ASSET VALUE, OFFERING AND REDEMPTION
                 PRICE, PER OUTSTANDING SHARE .......................................                 $     10.47
                                                                                                      ===========


RATED BY MOODY'S INVESTORS SERVICE EXCEPT FOR THOSE MARKED BY AN ASTERISK (*) WHICH ARE RATED BY STANDARD & POOR'S.

(1) VARIABLE RATE DEMAND NOTES ARE CONSIDERED SHORT-TERM OBLIGATIONS. INTEREST RATES CHANGE EVERY DAY. THESE SECURITIES ARE PAYABLE ON DEMAND ON INTEREST RATE REFIX DATES AND ARE SECURED BY EITHER LETTERS OF CREDIT OR OTHER CREDIT SUPPORT AGREEMENTS FROM BANKS. THE RATES LISTED ARE AS OF AUGUST 31,2002.


SEE NOTES TO FINANCIAL STATEMENTS
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                                                                               7

VALUE LINE NEW YORK TAX EXEMPT TRUST

STATEMENT OF ASSETS AND LIABILITIES
AT AUGUST 31, 2002 (UNAUDITED)
-------------------------------------------------------------------

                                                    (IN THOUSANDS
                                                   EXCEPT PER SHARE
                                                       AMOUNT)
                                                   ----------------
ASSETS:
Investment securities, at value
   (cost - $27,355) .............................       $ 29,024
Cash ............................................             15
Receivable for securities sold ..................            369
Interest receivable .............................            285
Receivable for trust shares sold ................              4
                                                        --------
  TOTAL ASSETS ..................................         29,697
                                                        --------
LIABILITIES:
Payable for securities purchased ................            519
Trust shares repurchased ........................            101
Dividends payable to shareholders ...............             30
Accrued expenses:
  Advisory fee ..................................             15
  Service and distribution plan fees
     payable ....................................              7
  Other .........................................             38
                                                        --------
  TOTAL LIABILITIES .............................            710
                                                        --------
NET ASSETS ......................................       $ 28,987
                                                        ========
NET ASSETS:
Shares of beneficial interest at $.01 par
   value (authorized unlimited,
   outstanding 2,768,123 shares) ................       $     28
Additional paid-in capital ......................         26,914
Distributions in excess of net
   investment income ............................             (1)
Accumulated net realized gain on
   investments ..................................            377
Unrealized appreciation of
   investments ..................................          1,669
                                                        --------
NET ASSETS ......................................       $ 28,987
                                                        ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE, PER
   OUTSTANDING SHARE ............................       $  10.47
                                                        ========

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
-------------------------------------------------------------------
                                                     (IN THOUSANDS)
                                                     --------------
INVESTMENT INCOME:
Interest ........................................       $    679
                                                        --------
EXPENSES:
Advisory fee ....................................             87
Service and distribution plan fee ...............             36
Audit and legal fees ............................             22
Trustees' fees and expenses .....................             12
Transfer agent fees .............................              8
Printing and stationary .........................              6
Custodian fees ..................................              6
Other ...........................................              5
                                                        --------
     Total Expenses before custody
        credits .................................            182
     Less: custody credits ......................             (1)
                                                        --------
     NET EXPENSES ...............................            181
                                                        --------
NET INVESTMENT INCOME ...........................       $    498
                                                        --------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
     Net Realized Gain ..........................            167
     Net Change in Net Unrealized
        Appreciation ............................            456
                                                        --------
NET REALIZED GAIN AND CHANGE IN NET
   UNREALIZED APPRECIATION ON
   INVESTMENTS ..................................            623
                                                        --------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS ...................................       $  1,121
                                                        ========


SEE NOTES TO FINANCIAL STATEMENTS.
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


                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED) AND FOR THE YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS
                                                                                ENDED        YEAR ENDED
                                                                           AUGUST 31, 2002  FEBRUARY 28,
                                                                             (UNAUDITED)        2002
                                                                           -----------------------------
                                                                                   (IN THOUSANDS)
OPERATIONS:
 Net investment income ..............................................         $    498          $  1,090
 Net realized gain on investments ...................................              167               445
 Change in unrealized appreciation ..................................              456                30
                                                                           -----------------------------
 Net increase in net assets from operations .........................            1,121             1,565
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ..............................................             (499)           (1,080)
                                                                           -----------------------------
 Net decrease in net assets from distributions ......................             (499)           (1,080)
                                                                           -----------------------------
TRUST SHARE TRANSACTIONS:
 Net proceeds from sale of shares ...................................            2,408             1,586
 Net proceeds from reinvestment of distributions to shareholders ....              324               698
 Cost of shares repurchased .........................................           (3,569)           (2,955)
                                                                           -----------------------------
 Net decrease in net assets from Trust share transactions ...........             (837)             (671)
                                                                           -----------------------------
TOTAL DECREASE IN NET ASSETS ........................................             (215)             (186)
NET ASSETS:
 Beginning of period ................................................           29,202            29,388
                                                                           -----------------------------
 End of period ......................................................         $ 28,987          $ 29,202
                                                                           =============================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME ....................         $     (1)         $    (12)
                                                                           =============================


SEE NOTES TO FINANCIAL STATEMENTS.
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                                                                               9

VALUE LINE NEW YORK TAX EXEMPT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) DISTRIBUTIONS: It is the policy of the Trust to distribute all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) INVESTMENTS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis. Prior to March 1, 2001, the Trust recognized market discount when the securities were disposed. As required, effective March 1, 2001, the Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began to amortize discount on all securities. The cumulative effect


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


                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

                                                                 AUGUST 31, 2002
--------------------------------------------------------------------------------

of this accounting change had no impact on total net assets of the Trust, but resulted in an increase of $11,656 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on February 28, 2001.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2. TRUST SHARE TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

                                  SIX MONTHS
                                     ENDED
                                   AUGUST 31,   YEAR ENDED
                                     2002      FEBRUARY 28,
                                  (UNAUDITED)     2002
                                 --------------------------
                                       (IN THOUSANDS)
Shares sold ..................        234         156
Shares issued to
   shareholders in
   reinvestment of
   dividends .................         32          69
                                 --------------------------
                                      266         225
Shares repurchased ...........       (348)       (291)
                                 --------------------------
Net decrease .................        (82)        (66)
                                 ==========================

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of municipal securities were as follows:

                                               SIX MONTHS
                                                 ENDED
                                            AUGUST 31, 2002
                                              (UNAUDITED)
                                            ---------------
                                             (IN THOUSANDS)
PURCHASES:
Long-term obligations .......................    $ 7,569
Short-term obligations ......................      4,900
                                                 -------
                                                 $12,469
MATURITIES OR SALES:
Long-term obligations .......................    $ 7,387
Short-term obligations ......................      5,600
                                                 -------
                                                 $12,987

4. INCOME TAXES

At August 31, 2001, information on the tax basis of investments was as follows:

                                                (UNAUDITED)
                                              (IN THOUSANDS)
Cost of investments for tax purposes ........    $ 27,348
                                                 ========
Gross tax unrealized appreciation ...........    $  1,681
Gross tax unrealized depreciation ...........    $     (5)
                                                 --------
Net tax unrealized appreciation on
   investments ..............................    $  1,676
                                                 ========

Net investment income and net realized gain (loss)differ for financial statement and tax purposes primarily due to differing treatment of bond discounts and premiums.


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


VALUE LINE NEW YORK TAX EXEMPT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

5. INVESTMENT ADVISORY CONTRACT AND TRANSACTIONS
   WITH AFFILIATES

An advisory fee of $86,674 was paid or payable to Value Line, Inc. (the "Adviser") for the six months ended August 31, 2002. This was computed at an annual rate of .60% of the Trust's average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

For the six months ended August 31, 2002, the Trust's expenses were reduced by $1,200 under a custody credit arrangement with the custodian.

The Trust has a Service and Distribution Plan (the "Plan"). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc. a subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Trust's shares and for servicing the Trust's shareholders at an annual rate of 0.25% of the Trust's average daily net assets. Fees amounting to $36,114 were paid or payable to the Distributor under this Plan for the six months ended August 31, 2002.

Certain officers and directors of the Adviser and Value Line Securities, Inc., are are also officers and trustees of the Trust.

At August 31, 2002 the Adviser owned 125,391 shares of beneficial interest in the Trust, representing 4.5% of the outstanding shares.


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


                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                      SIX MONTHS
                                         ENDED                         YEARS ENDED ON LAST DAY OF FEBRUARY,
                                   AUGUST 31, 2002    --------------------------------------------------------------------
                                     (UNAUDITED)         2002           2001           2000           1999           1998
                                   ---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD ............................   $ 10.25         $ 10.08        $  9.37        $ 10.33        $ 10.51        $ 10.04
                                       -------         -------        -------        -------        -------        -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income ............      0.18            0.38           0.42           0.42           0.43           0.44
  Net gains or losses on
    securities (both realized
    and unrealized) ................      0.22            0.17           0.71          (0.82)          0.14           0.47
                                       -------         -------        -------        -------        -------        -------
Total from investment operations ...      0.40            0.55           1.13          (0.40)          0.57           0.91
                                       -------         -------        -------        -------        -------        -------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income ..............     (0.18)          (0.38)         (0.42)         (0.42)         (0.42)         (0.44)
  Distributions from capital
    gains ..........................        --              --             --          (0.14)         (0.33)            --
                                       -------         -------        -------        -------        -------        -------
Total distributions ................     (0.18)          (0.38)         (0.42)         (0.56)         (0.75)         (0.44)
                                       -------         -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD .....   $ 10.47         $ 10.25        $ 10.08        $  9.37        $ 10.33        $ 10.51
                                       =======         =======        =======        =======        =======        =======
TOTAL RETURN .......................      3.94%+          5.54%         12.28%         -3.97%          5.56%          9.31%
                                       =======         =======        =======        =======        =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands) ....................   $28,987         $29,202        $29,388        $28,409        $33,403        $34,597
Ratio of expenses to average
 net assets ........................      1.26%(2)*       1.28%(2)       1.13%(2)       1.05%(2)        .98%(2)        .92%(1)
Ratio of net investment income
 to average net assets .............      3.45%*          3.76%(3)       4.29%          4.21%          4.05%          4.35%
Portfolio turnover rate ............        28%             66%            49%           100%            56%           116%

(1) BEFORE OFFSET OF CUSTODY CREDITS.
(2) RATIO REFLECTS EXPENSES GROSSED UP FOR CUSTODY CREDIT ARRANGEMENT. THE RATIO OF EXPENSES TO AVERAGE NET ASSETS NET OF CUSTODY CREDITS WOULD HAVE BEEN 1.25%*, 1.27%, 1.12%, 1.04% AND .97%, RESPECTIVELY, AS OF AUGUST 31, 2002,
    FEBRUARY 28, 2002, FEBRUARY 28, 2001, FEBRUARY 29, 2000 AND FEBRUARY 28,
    1999.
(3) AS REQUIRED, EFFECTIVE MARCH 1, 2001, THE TRUST HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28, 2002 ON NET INVESTMENT AND NET REALIZED AND UNREALIZED GAINS AND LOSSES WAS LESS THAN $.01 PER SHARE. THE EFFECT OF THIS CHANGE WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.72% TO 3.76%. PER SHARE AND RATIOS FOR THE YEAR PRIOR TO MARCH 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN ACCOUNTING POLICY.
 +  NOT ANNUALIZED
 *  ANNUALIZED


SEE NOTES TO FINANCIAL STATEMENTS.
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


VALUE LINE NEW YORK TAX EXEMPT TRUST

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                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

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


VALUE LINE NEW YORK TAX EXEMPT TRUST

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital. Current income is a secondary objective.

1952 -- VALUE LINE INCOME AND GROWTH FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- VALUE LINE EMERGING OPPORTUNITIES FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK, OR VISIT US AT WWW.VALUELINE.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


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16